                    SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934

Filed by the Registrant    /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/  /     Preliminary Proxy Statement
/  /     Confidential, for Use of the Commission
         Only (as permitted by Rule 14a-6(e)(2))
/X /     Definitive Proxy Statement
/  /     Definitive Additional Materials
/  /     Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                   Alliance Quasar Fund, Inc.
----------------------------------------------------------------
        (Name of Registrant as Specified In Its Charter)


----------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X /     No fee required
/  /     Fee computed on table below per Exchange Act Rule 14a-
         6(i)(1) and 0-11.

         (1)  Title of each class of securities to which
         transaction applies:
----------------------------------------------------------------
         (2)  Aggregate number of securities to which transaction
         applies:
----------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
----------------------------------------------------------------
         (4)  Proposed maximum aggregate value of transaction:
----------------------------------------------------------------
         (5)  Total fee paid:
----------------------------------------------------------------
/   /    Fee paid previously with preliminary materials.
/   /    Check box if any part of the fee is offset as provided
         by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              (1)  Amount Previously Paid:

              (2)  Form, Schedule or Registration Statement No.:

              (3)  Filing Party:

              (4)  Date Filed:

[LOGO OF ALLIANCE CAPITAL(R) APPEARS HERE]
                                                     ALLIANCE QUASAR FUND, INC.
                                           ALLIANCE GLOBAL SMALL CAP FUND, INC.
-------------------------------------------------------------------------------
1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672
-------------------------------------------------------------------------------

                    NOTICE OF JOINT MEETING OF SHAREHOLDERS
                                 JULY 6, 1998

To the Shareholders of Alliance Quasar Fund, Inc. ("AQF") and Alliance Global Small Cap Fund, Inc. ("AGSCF"):

  Notice is hereby given that a Joint Meeting of Shareholders (the "Meeting") of AQF and AGSCF (individually, a "Fund" and collectively, the "Funds") will be held at the offices of the Funds, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Monday, July 6, 1998 at 11:00 a.m., for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated May 27, 1998:

  1. To elect eight Directors of each of AQF and AGSCF, each to hold office until his or her successor is duly elected and qualified;

  2. To ratify the selection of Ernst & Young LLP as independent auditors of each Fund for that Fund's fiscal year ending in 1998; and

  3. To transact such other business as may properly come before the Meeting.

  The close of business on May 14, 1998 is the record date for the determination of shareholders of the Funds entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors of each Fund.

                                       By Order of the Boards of Directors,

                                       Edmund P. Bergan, Jr.
                                        Secretary

New York, New York
May 27, 1998
-------------------------------------------------------------------------------

                            YOUR VOTE IS IMPORTANT
  PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, SIGN
AND DATE IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO SAVE THE FUNDS ANY ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE MAIL YOUR PROXY PROMPTLY.
-------------------------------------------------------------------------------
 (R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

                                PROXY STATEMENT

                          ALLIANCE QUASAR FUND, INC.
                     ALLIANCE GLOBAL SMALL CAP FUND, INC.

                          1345 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10105

                               ----------------

                         JOINT MEETING OF SHAREHOLDERS
                                 JULY 6, 1998

                               ----------------

                                 INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors of Alliance Quasar Fund, Inc. ("AQF") and Alliance Global Small Cap Fund, Inc. ("AGSCF"), each of which is a Maryland corporation (individually, a "Fund" and collectively, the "Funds"), in connection with the Joint Meeting of Shareholders (the "Meeting") to be held at the offices of the Funds, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Monday, July 6, 1998 at 11:00 a.m. The Notice of Meeting, Proxy Statement and Proxy Card are being mailed to shareholders on or about May 27, 1998.

  The Board of Directors of each Fund has fixed the close of business on May 14, 1998 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. The outstanding voting shares of the Funds as of May 14, 1998 consisted of 60,773,663 shares of common stock of AQF and 11,095,255 shares of common stock of AGSCF, each share being entitled to one vote.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies for a Fund will be voted for the election of eight Directors, and for the ratification of the selection of Ernst & Young LLP as the independent auditors of the Fund for its fiscal year ending in 1998. Any shareholder may revoke that shareholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Funds at 1345 Avenue of the Americas, New York, New York 10105, by signing another proxy of a later date or by personally voting at the Meeting.

  The Meeting is scheduled as a joint meeting of the respective shareholders of the Funds because the shareholders of both Funds are to consider and vote on similar matters. Shareholders of each Fund will vote separately on each proposal set forth herein and on any other matters that may arise for that Fund, and an unfavorable vote on a proposal by the shareholders of one Fund will not affect the implementation of the proposal by any other Fund if such proposal is approved by the shareholders of the other Fund. In addition to the solicitation of proxies by mail or expedited delivery service, employees and agents of Alliance Capital Management L.P. ("Alliance") may solicit proxies in person or by telephone. Persons holding shares as nominees will upon request be reimbursed for their reasonable expenses in sending soliciting material to their principals. Each Fund has engaged Shareholder Communications Corporation, 17 State Street, New York, New York 10004, to assist the Fund in soliciting proxies for the Meeting. Shareholder Communications Corporation will receive a fee of $8,750 from each Fund for its services, plus reimbursement of out-of-pocket expenses. The cost to each Fund of the solicitation will be borne by that Fund.

  If a proxy properly executed is returned accompanied by instructions to withhold authority to vote (an abstention) or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote), the shares represented thereby, with respect to matters to be determined by a plurality or specified majority of the votes cast on such matters will be considered present for purposes of determining the existence of a quorum for the transaction of business but, not being cast, will have no effect on the outcome of such matters.

  A quorum for AQF for the Meeting will consist of a majority of the shares outstanding and entitled to vote. With respect to AGSCF, one-third of the shares outstanding and entitled to vote is required for a quorum. In the event that a quorum is not represented at the Meeting for a Fund or, even if a quorum is so represented, in the event that sufficient votes in favor of any proposal set forth in the Notice of Meeting with respect to a Fund are not received, the persons named as proxies may propose and vote for one or more adjournments of the Meeting with respect to that Fund with no other notice than announcement at the Meeting, in order to permit further solicitation of proxies. The Meeting may be adjourned as to the Fund with respect to fewer than all the proposals in this Proxy Statement and a shareholder vote may be taken on any one of the proposals prior to adjournment if sufficient votes have been received for approval. Shares represented by proxies indicating a vote against a proposal will be voted against adjournment as to that proposal.

                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS

  At the Meeting, eight Directors of each of AQF and AGSCF will be elected to serve until their successor is duly elected and qualified. The affirmative vote of a plurality of the votes cast at the Meeting is required to elect a Director. It is the intention of the persons named in the enclosed proxy card to nominate and vote in favor of the election of the persons listed below.

  Messrs. John D. Carifa, David H. Dievler, William H. Foulk, Jr., Clifford L. Michel and Ms. Ruth Block were previously elected as Directors of AQF and AGSCF by the Fund's respective shareholders. The foregoing individuals are standing for re-election by shareholders at the Meeting.

  Mr. John H. Dobkin and Dr. James M. Hester were elected Directors of AQF and AGSCF by action of the Boards of Directors of the Funds, and Mr. Donald J. Robinson has been nominated for election as Director of AQF and AGSCF by action of the Nominating Committees of the Boards of Directors of the Funds. Each is standing for shareholder election.

  Each of Messrs. Carifa, Dievler, Dobkin, Foulk, Michel and Robinson, Ms. Block, and Dr. Hester has consented to serve as a Director. The Boards of Directors know of no reason why any of the nominees would be unable to serve, but in the event of such inability the proxies received will be voted for a substitute nominee as the Boards of Directors may recommend.

  Certain information concerning the nominees is set forth below:

                                                              NUMBER OF SHARES
         NAME, POSITIONS AND OFFICES                         BENEFICIALLY OWNED
        WITH THE FUNDS, AGE, PRINCIPAL           YEAR FIRST     DIRECTLY OR
       OCCUPATION DURING THE PAST FIVE            BECAME A    INDIRECTLY AS OF
        YEARS AND OTHER DIRECTORSHIPS             DIRECTOR      MAY 14, 1998
       -------------------------------          ------------ -------------------
*   John D. Carifa, Chairman of each Board and  AQF 1987     37,849    AQF
    President of AGSCF, 53. President, Chief    AGSCF 1992   -0-       AGSCF
    Operating Officer and a Director of
    Alliance Capital Management Corporation
    ("ACMC").
**+ Ruth Block, Director, 67. She was formerly  AQF 1992     1,680     AQF
    Executive Vice President and Chief          AGSCF 1992   -0-       AGSCF
    Insurance Officer of The Equitable Life
    Assurance Society of the United States.
    She is a Director of Ecolab Inc.
    (specialty chemicals) and Amoco
    Corporation (oil and gas).
**+ David H. Dievler, Director, 68. He is an    AQF 1987     2,551     AQF
    independent consultant. He was formerly     AGSCF 1981   1,910     AGSCF
    Chairman of the Boards of the Funds and a
    Senior Vice President of ACMC until
    December 1994.
**+ John H. Dobkin, Director, 55. He is         AQF 1994     359       AQF
    President of Historic Hudson Valley         AGSCF 1994   -0-       AGSCF
    (historic preservation) since 1990. He was
    formerly Director of the National Academy
    of Design.
**+ William H. Foulk, Jr., Director, 65. He is  AQF 1992     545       AQF
    an investment adviser and independent       AGSCF 1992   -0-       AGSCF
    consultant. He was formerly Senior Manager
    of Barrett Associates, Inc., a registered
    investment adviser, since prior to 1993.
**+ Dr. James M. Hester, Director, 73. He is    AQF 1993     1,783     AQF
    President of The Harry Frank Guggenheim     AGSCF 1993   -0-       AGSCF
    Foundation. He was formerly President of
    New York University and The New York
    Botanical Garden and Rector of The United
    Nations University.
**+ Clifford L. Michel, Director, 58. He is a   AQF 1986     2,715     AQF
    Partner in the law firm of Cahill Gordon &  AGSCF 1983   16,034    AGSCF
    Reindel. He is Chief Executive Officer of
    Wenonah Development Company (investments)
    and a Director of Placer Dome, Inc.
    (mining).
    Donald J. Robinson, Nominee, 63. He was     AQF 1998++   -0-       AQF
    formerly a senior partner in Orrick,        AGSCF 1998++ -0-       AGSCF
    Herrington & Sutcliffe and is currently
    Senior Counsel to that law firm. He was a
    member of the Executive Committee of that
    firm from January 1989 to December 1994.

--------
 *"Interested person," as defined in the Investment Company Act of 1940, as amended (the "Act"), of each Fund because of affiliation with Alliance.
**Member of the Audit Committee.
 +Member of the Nominating Committee.
++If elected at this Meeting.

  During the Funds' respective fiscal years ended in 1997, the Directors met seven times in the case of AQF and eight times in the case of AGSCF. The Audit Committee of each Fund met two times during such fiscal year for the purposes described below in Proposal Two and the Nominating Committee of each Fund did not meet. The Nominating Committee of each Fund was constituted for the purpose of selecting and nominating persons to fill any vacancies among the Directors. The Nominating Committee does not currently consider candidates proposed by shareholders for election as Directors.

  A Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Directors during its most recent fiscal year, the aggregate compensation paid to each of the Directors during calendar year 1997 by all the registered investment companies to which Alliance provides investment advisory services (collectively, the "Alliance Fund Complex"), and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Funds nor any other registered investment company in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                                                       TOTAL NUMBER
                                                                                      OF INVESTMENT
                                                                TOTAL NUMBER         PORTFOLIOS WITHIN
                                             TOTAL            OF FUNDS IN THE        THE ALLIANCE FUND
                                         COMPENSATION        ALLIANCE COMPLEX,      COMPLEX, INCLUDING
                         AGGREGATE     FROM THE ALLIANCE    INCLUDING THE FUNDS,   THE FUNDS AS TO WHICH
                        COMPENSATION     FUND COMPLEX,    AS TO WHICH THE DIRECTOR   THE DIRECTOR IS A
  NAME OF DIRECTOR     FROM THE FUNDS INCLUDING THE FUNDS IS A DIRECTOR OR TRUSTEE  DIRECTOR OR TRUSTEE
  ----------------     -------------- ------------------- ------------------------ ---------------------
John D. Carifa          $-0-               $-0-                      54                     118
Ruth Block              $4,592 AQF         $164,000                  40                      80
                        $4,821 AGSCF
David H. Dievler        $4,706 AQF         $188,500                  47                      83
                        $4,840 AGSCF
John H. Dobkin          $4,690 AQF         $126,500                  44                      80
                        $4,942 AGSCF
William H. Foulk, Jr.   $4,766 AQF         $149,145                  47                     107
                        $4,802 AGSCF
Dr. James M. Hester     $4,666 AQF         $156,500                  40                      76
                        $4,809 AGSCF
Clifford L. Michel      $3,916 AQF         $194,500                  41                      92
                        $4,059 AGSCF

  Alliance has instituted a policy applicable to all funds in the Alliance Fund Complex contemplating that each Director will invest specified minimum amounts and an overall total of at least $150,000 in shares of investment companies within the Alliance Fund Complex (including the Funds). As of May 14, 1998, the Directors and executive officers of the Fund, as a group, owned less than 1% of the shares of the Fund.

  THE DIRECTORS OF EACH FUND RECOMMEND THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF THE FOREGOING INDIVIDUALS TO SERVE AS DIRECTORS OF THE FUND.

                                 PROPOSAL TWO

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

  The Directors of each Fund recommend that the shareholders of the Fund ratify the selection of Ernst & Young LLP, independent auditors, to audit the accounts of that Fund for the fiscal year ending in 1998 (September 30 in the case of AQF, July 31 in the case of AGSCF). Their selection was approved by the vote, cast in person, of a majority of the Directors who are not "interested persons" of the Fund, as defined in the Act, at a meeting held on July 18, 1997. The affirmative vote of a majority of the votes of each Fund cast at the Meeting is required to ratify such selection. Ernst & Young LLP does not have any direct financial interest or any material indirect financial interest in the Funds.

  A representative of Ernst & Young LLP is expected to attend the Meeting and to have the opportunity to make a statement and respond to appropriate questions from shareholders. The Audit Committee of the Board of Directors of each Fund generally meets twice during that Fund's fiscal year with representatives of the independent auditors to discuss the scope of their engagement and to review the financial statements of the Fund and the results of their examination thereof.

  THE DIRECTORS OF EACH FUND RECOMMEND THAT THE SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE FUND.

                                 OTHER MATTERS

  Management of each Fund does not know of any other matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, unless otherwise indicated, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

                        INFORMATION AS TO THE PRINCIPAL
                         OFFICERS, INVESTMENT ADVISER
                    AND PRINCIPAL UNDERWRITER OF THE FUNDS

  Certain information about the principal officers of the Funds, their ages and their principal occupations during the past five years are set forth below. Each of the officers listed below currently serves as an officer of one or more of the other registered investment companies sponsored by Alliance.

  John D. Carifa, Director, Chairman of each Fund and President of AGSCF. (See Proposal One, "Election of Directors," at page 3 for biographical information.)

  Alden M. Stewart, President of AQF and Senior Vice President of AGSCF, 51, has been an Executive Vice President of ACMC since July, 1993. Prior thereto he was associated with Equitable Capital Management Corporation ("ECMC").

  Randall E. Haase, Senior Vice President of AQF and Vice President of AGSCF, 32, has been a Vice President of ACMC since July, 1993. Prior thereto he was associated with ECMC.

  Edmund P. Bergan, Jr., Secretary, 48, is a Senior Vice President and the General Counsel of Alliance Fund Distributors, Inc. ("AFD"), with which he has been associated since prior to 1993.

  Mark D. Gersten, Treasurer and Chief Financial Officer, 47, is a Senior Vice President of Alliance Fund Services, Inc. ("AFS"), with which he has been associated since prior to 1993.

  The address of the officers of the Funds (other than Mr. Gersten) is c/o Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. Mr. Gersten's address is c/o Alliance Capital Management L.P., 500 Plaza Drive, Secaucus, New Jersey 07094.

  Each Fund's investment adviser is Alliance Capital Management L.P., and each Fund's principal underwriter is Alliance Fund Distributors, Inc., both with principal offices at 1345 Avenue of the Americas, New York, New York 10105.

                      SUBMISSION OF PROPOSALS FOR FUTURE
                           MEETINGS OF SHAREHOLDERS

  Meetings of shareholders of the Funds are not held on an annual or other regular basis. A shareholder proposal intended to be presented at any future meeting of shareholders of a Fund must be received by the Fund within a reasonable time before the solicitation relating thereto in order to be included in the Fund's proxy statement and form of proxy card relating to that meeting. The submission by a shareholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal securities laws.

                            REPORTS TO SHAREHOLDERS

  A Fund will furnish each person to whom this Proxy Statement is delivered on behalf of the Fund with a copy of the Fund's latest annual report to shareholders and subsequent semi-annual report to shareholders, if any, upon request and without charge. To request a copy, please call Alliance Fund Services, Inc. at (800) 227-4618 or contact Jane E. Heeckt at Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

                                          By Order of the Boards of Directors,

                                          Edmund P. Bergan, Jr.
                                           Secretary

May 27, 1998
New York, New York

TABLE OF CONTENTS                                                           PAGE
--------------------------------------------------------------------------------
Introduction..............................................................    1
Proposal One: Election of Directors.......................................    2
Proposal Two: Ratification of Selection of Independent Auditors...........    5
Other Matters.............................................................    5
Information as to the Principal Officers, Investment Adviser and Principal
 Underwriter of the Funds.................................................    5
Submission of Proposals for Future Meetings of Shareholders...............    6
Reports to Shareholders...................................................    6


                          ALLIANCE QUASAR FUND, INC.

                     ALLIANCE GLOBAL SMALL CAP FUND, INC.




-------------------------------------------------------------------------------
                  [LOGO OF ALLIANCE CAPITAL(R) APPEARS HERE]
                       Alliance Capital Management L.P.
-------------------------------------------------------------------------------
NOTICE OF JOINT MEETING OF SHAREHOLDERS AND PROXY STATEMENT JULY 6, 1998

                            APPENDIX

PROXY                                                       PROXY
                   ALLIANCE QUASAR FUND, INC.
              ALLIANCE GLOBAL SMALL CAP FUND, INC.

  Instructions to the Shareholders of the Funds in connection with the Meeting of Shareholders to be held on July 6, 1998.

  THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS OF THE FUND.

The undersigned hereby instructs Ms. Carol H. Rappa and Ms. Jane
E. Heeckt, each with the power to appoint her substitute, and authorizes each of them to vote all shares of the Common Stock of the Funds registered in the name of the undersigned at the Meeting of Shareholders of the Funds to be held at 11:00 a.m., New York Time, on July 6, 1998 at the offices of the Funds, 1345 Avenue of the Americas, 33rd Floor, New York, New York, 10105, and at all adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said proxies to vote said shares as indicated hereon.

Please sign this proxy exactly as your name appears on the books of the Funds. Joint owners should each sign personally.
Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

___________________________
Signature

___________________________
Signature (if held jointly)

                  , 1998
Date

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES AS DIRECTORS AND "FOR" ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.

EXAMPLE /X/

1.   Election of Directors.

     If you do not wish your shares voted "FOR" any particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares shall be voted for the remaining nominee(s).

                             For      Withhold     For All Except
                             / /      / /              / /

         JOHN D. CARIFA, RUTH BLOCK, DAVID H. DIEVLER,
         JOHN H. DOBKIN, WILLIAM H. FOULK, JR., JAMES M.
         HESTER, CLIFFORD L. MICHEL AND DONALD J. ROBINSON

2.   Ratification of the
     selection of Ernst &         For      Against      Abstain
     Young LLP as the             / /      / /          / /
     independent auditors
     of the Fund for the
     fiscal year ending in 1998.

3.   In their discretion, upon
     such other matters           / /      / /          / /
     as may properly come
     before the meeting or
     any adjournments thereof.

     PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
     THE ENCLOSED ENVELOPE.
















00250150.AU5